SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date earliest event reported) April 28, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Form 8-K

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Release, dated April 28, 2003, issued by Entergy.
99.2	Release, dated April 28, 2003, issued by Entergy.
99.3	Slide presentation given by the Executive Vice President and Chief Financial Officer, C. J. Wilder, of Entergy Corporation on April 28, 2003.

Item 9. Regulation FD Disclosure

Entergy Corporation

The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, under Item 9 pursuant to Regulation FD.

On April 28, 2003, Entergy Corporation ("Entergy") issued two public announcements, which are attached as exhibits 99.1 and 99.2 hereto (the "Earnings Releases") and incorporated herein by reference. Entergy's senior management team will host an earnings conference call at 10:00 a.m. CST, Monday, April 28, 2003. The call and the slide presentation, attached hereto as exhibit 99.3, can also be accessed via Entergy's web site at www.entergy.com/webcasts.

Item 12. Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K, including exhibits 99.1 and 99.2 attached hereto, is being furnished, not filed, under Item 9 to satisfy the requirements of Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583.

On April 28, 2003, Entergy Corporation ("Entergy") issued the Earnings Releases, which are attached as exhibits hereto and incorporated herein by reference. Entergy's senior management team will host an earnings conference call at 10:00 a.m. CST, Monday, April 28, 2003. The call and the slide presentation can also be accessed via Entergy's web site at www.entergy.com/webcasts.

Entergy's Earnings Releases contain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, Entergy has provided quantitative reconciliations within the Earnings Releases of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Each non-GAAP measure in the Earnings Releases differs from GAAP only in that the figure or ratio states or includes operational earnings per share. Operational earnings per share is presented for each of Entergy's major business segments as well as on a consolidated basis. Operational earnings per share is not calculated in accordance with GAAP because it excludes the impact of "special items". Special items reflect the impact on earnings of events that are not routine, are related to prior periods, or are related to discontinued businesses. In addition, other financial measures including return on invested capital, (ROIC) and return on equity, (ROE), are included on both an operational and as reported basis. In each case, the metrics defined as "operational" exclude the impact of special items as defined above. Management believes financial metrics calculated using operational earnings provides useful information to investors in evaluating the ongoing results of Entergy's businesses and assists investors in comparing the company's operating performance to the operating performance of others in the energy sector. Entergy management frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons as well as comparisons to the performance of peer companies.

The non-GAAP information presented in the Earnings Releases should be considered in addition to, and not as a substitute for, or superior to, as reported earnings per share prepared in accordance with GAAP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                        Entergy Corporation
                                                                                                        By: /s/ Nathan E. Langston
                                                                                                        Nathan E. Langston
                                                                                                        Senior Vice President and
                                                                                                        Chief Accounting Officer

Dated: April 28, 2003